EXHIBIT 99.1

AURUM RESOURCES PTY LTD
ABN 85 139 894 081

Level 8 |580 St Kilda Road
Melbourne |Victoria |3004 | Australia

PO Box 6315 | St Kilda Road Central
Melbourne | Victoria | 8008 | Australia

T +61 3 8532 2800 | F +61 3 8532 2805

AURUM RESOURCES PTY LTD

and

LILIPHONE LATY

and

TOULAXAY VORACHIT

and

TED DOROTHEOS TZOVARAS

DEED OF VARIATION AND RELEASE

THIS DEED IS MADE THE 5th DAY OF MARCH 2011

PARTIES:

Aurum Resources Pty Ltd (Australian Company Number 139 894 081) of Level 8, 580 St Kilda Road, Melbourne, Victoria, Australia 3004 (“Aurum”).

-and-

LILAPHONE LATY (“Laty”) of 14, Unit 21, Ban Thapalanxay, Vientiane Capital, Lao P.D.R. and TOULAXAY VORACHIT (“Vorachit”) of 260/41 Ban Thonphanthong, Sisattanark District, Vientaine Lao P.D.R. and TED DOROTHEOS TZOVARAS of Unit 11, No. 222/1,Ban Sibounheuang, Sikhottabong District, Vientiane, Lao P.D.R. (“Tzovaras”).

BACKGROUND:

A.	At all material times prior to 1 May 2008:

a.
Lao Inter Mining Options Limited (“LIMO”) was a company duly incorporated under the Laws of the United Kingdom Territory of the British Virgin Islands (“BVI”) and identifiable by Company Number 610635;

	b.	Vorachit was the legal and beneficial owner of 20,000 issued shares of LIMO.

B.	On 1 May 2008 LIMO was struck off the BVI Register of Companies (“the Register”) for failure to pay certain fees and file required documents (“the failures”).

C.	Pursuant to the Law of the BVI, the directors/shareholders of BVI were entitled, to take steps to rectify the failures and have LIMO reinstated to the Register.

D.	By Deed of Agreement (“the Deed”) made 10 February 2011, Vorachit and the other relevant beneficial owners of the remaining shares in LIMO agreed, among other things to:

	a.	reinstate LIMO to the Register (“the Reinstatement”);

b.
within 7 days of the Reinstatement, to themselves execute and cause LIMO to execute a Deed of Call Option (“the Option Deed”) with Aurum on the terms and conditions set out in the document annexed to the Deed as “Annexure B”; and

	c.	thereafter, upon Aurum exercising the option granted under the Option Deed to cause LIMO to execute a Deed of Release in the form annexed to the Deed as “Annexure A”.

E.	On 24 February 2011 LIMO was reinstated to the Register.

F.	By agreement between Vorachit and Laty, Vorachit is in the process of transferring all his shares in LIMO to Laty (“the Transfer”).

G.	In consequence of the Transfer, the obligations of Vorachit under the Deed may no longer be appropriate.

H.
Laty is the beneficiary of the Estate of the late Gary Peter Gale (“Gale”) and is entitled to become the legal and beneficial owner of the 20,000 shares in LIMO (“the Gale Shares”) held in the name of Gale.

I.	Laty is required to apply for and obtain Letters of Administration of Gale’s Estate prior to being able to formally transfer the Gale Shares into her own name which process will take an unknown period of time thereby delaying her ability to enter into a legally binding agreement in respect of the Gale Shares.

J.	In consequence of the matters in recital H and I hereof, there will be a delay in the ability of LIMO, Laty and Tzovaras to execute the Option Deed in a legally binding matter.

K.	Therefore, Vorachit, Laty, Tzovaras and Aurum have agreed to vary the agreement between them pursuant to the Deed such that:

	a.	Vorachit is released from further obligation under the Deed;

	b.	Vorachit waives and releases any rights he may have otherwise had against Aurum arising out of the Deed or the Option Deed;

	c.	Vorachit waives and releases any rights, title or interest he may have had in respect of, LIMO, the Tenement or the LIMO Tenement Interest (as defined in the Deed) as against Aurum;

	d.	Aurum, Vorachit, Laty and Tzovaras agree to vary the Deed by substituting Annexure B (ie the Option Deed) with a revised Option Deed.

e.
Vorachit, Laty and Tzovaras agree and confirm that any issue regarding Vorachit’s entitlements under the Deed, the Option Deed or otherwise relating to the Tenement or the LIMO Tenement interest are a matter between them and each of them jointly and severally indemnifies Aurum from any and all claims relating thereto –

and desire to record their agreement in the form of a Deed.

NOW IT IS AGREED
1.	CONDITION PRECEDENT TO THE OPERATION OF SOME CLAUSES OF THIS DEED.
1.1.
Clauses 2.2, 3.1, 4.1.1 and 4.1.4 hereof shall have no force or effect until such time as Transfer has taken legal effect.  In the event the Transfer does not take place within 90 days of the date of execution of this Deed, those clauses of this Deed shall terminate.

2.	RELEASES
	2.1.	Aurum hereby forever releases and discharges Vorachit from any and all claims arising out of the Deed.

	2.2.	Vorachit hereby forever releases and discharges Aurum from any and all claims:

2.2.1.	In respect of the Tenement (as defined in the Deed);

2.2.2.	In respect of the LIMO Tenement interest (as defined in the Deed);

2.2.3.	In respect of his right title and interest in LIMO;

2.2.4.	Any payments he would otherwise have been entitled to in the event the option granted pursuant to the Option Deed is exercised by Aurum.

3.	ACKNOWLEDGEMENT AND INDEMNITY
3.1.
Vorachit, Laty and Tzovaras acknowledge that any issue concerning the Transfer or any payments to be made to Vorachit in respect thereof are a matter between them and each of them shall jointly and severally indemnify Aurum from any and all claims, costs, expenses, demands or causes of action in any way relating to Vorachit’s former interest in the LIMO, the Tenement (as defined in the Deed) or the LIMO Tenement interest (as defined in the Deed).

4.	VARIATION OF THE DEED
	4.1.	The Deed is hereby varied such that:

		4.1.1.	A reference therein to “the LIMO parties” shall mean only Laty and Tzovaras;

4.1.2.
Clause 1.2 is amended such that the final words “referred to in clause 8 hereof” shall be deleted and replaced by the words “payable by Aurum pursuant to clause 4 of the Deed of Call Option annexed hereto and marked Annexure “B”.”

		4.1.3.	Clause 7.1 is amended to replace “within 7 days” with “within 14 days”.

		4.1.4.	Annexure B to the Deed shall be deleted and replaced by the Deed of Call Option annexed hereto and marked “Substituted Annexure B”.

5.	ENTIRE AGREEMENT
	5.1.	This document comprises the entire agreement between the parties.

6.	VARIATION
	6.1.	This agreement may only be varied in writing by a further deed executed for or on behalf of all the parties or their lawful attorney.

7.	WAIVER
7.1.
No relaxation, accommodation, indulgence, grant of time or failure to prosecute a right or enforce an obligation under this deed shall constitute a waiver unless in writing and signed by the party waiving the right.

8.	GOVERNING LAW
	8.1.	This agreement is governed by the Law of Victoria, Australia.

9.	HEIRS AND SUCCESSORS BOUND
	9.1.	This Deed bind the parties heirs and successors in title.

10.	COUNTERPARTS
	10.1.	This Deed may be executed in a number of counterparts, each of which taken together shall constitute one deed.

	10.2.	This Deed will come into effect upon the last person signing.

EXECUTED AS A DEED
Signed Sealed and Delivered	)
By Lilaphone Laty	) /s/ Lilaphone Laty

Witnessed by:	/s/ Pauline Pradichit
Print Name of Witness	Pauline Pradichit

Signed Sealed and Delivered	)
By Toulaxay Vorachit	) /s/ Toulaxay Vorachit

Witnessed by:	/s/ Pauline Pradichit
Print Name of Witness	Pauline Pradichit

Signed Sealed and Delivered	)
By Ted Dorotheos Tzovaras	) /s/ Ted Dorotheos Tzovaras

Witnessed by:	/s/ Pauline Pradichit
Print Name of Witness	Pauline Pradichit

Executed for and on behalf of
Aurum Resources Pty Ltd
By its duly authorised officer/s

/s/ Joseph Isaac Gutnick	/s/ Peter James Lee
Director	Director/Secretary

“Substituted Annexure B”

DEED OF CALL OPTION

THIS DEED OF CALL OPTION is made on         day of March 2011

Between:

AURUM RESOURCES PTY LTD (Australian Company Number 139 894 081) of Level 8, 580 St Kilda Road, Melbourne, Victoria, Australia 3004 (“Aurum”);

and

LILAPHONE LATY (“Laty”) of 14, Unit 21, Ban Thapalanxay, Vientiane Capital, Lao P.D.R. TED DOROTHEOS TZOVARAS of Unit 11, No. 222/1,Ban Sibounheuang, Sikhottabong District, Vientiane, Lao P.D.R. (“Tzovaras”);

and

LAO INTER MINING OPTIONS LIMITED, a company incorporated in the United Kingdom Territory of the British Virgin Islands and identifiable by Company Number 610635 of Unit 11, No. 222/1, Ban Sibounheuang, Sikhottabong District, Vientiane, Lao P.D.R. (“LIMO”).

PREAMBLE

A.	The LIMO parties are the sole directors of LIMO and the sole holders of all of the issued share capital in LIMO (“LIMO Shares”), the shares being held as follows:

a.	Tzovaras holds 10,000 LIMO Shares;

b.	Laty holds (or will at the relevant time hold) 40,000 LIMO Shares; and

B.	Argonaut Resources (Laos) Co. Ltd (“ARL”) is a company incorporated under the laws of the Lao PDR.

C.	LIMO is the legal and beneficial owner of 20% of the issued share capital of ARL.

D.
ARL is, in effect, a joint venture vehicle in respect of a mining tenement known as the Century Thrust tenement (more fully described and defined as “the Tenement” in clause 1.1 of this Deed).  However, not all the right, title and interest in the Tenement is legally held in ARL’s name.

E.
Pursuant to a Deed of Agreement entered into between Aurum and the LIMO parties in contemplation of this Deed, the LIMO parties have agreed both on their own behalf and on behalf of LIMO to grant to Aurum (or its nominee) an option to purchase all of the right title and interest of LIMO and the LIMO Parties in the Tenement upon the terms of this Deed including a right to elect to take a transfer of all the issued shares in LIMO.

F.	Laty is still awaiting legal transfer of shares into her name.

THE PARTIES AGREE:

Interpretation

1.	In this Deed unless the contrary intention appears:

	1.1.	ARL Shares means all of the shares held by LIMO in the share capital of ARL, being 20% of the total issued share capital;

Authorisation means any licence, concession, agreement, approval, permit, document, chose in action or similar, of any kind related to the Tenement, the ARL Shares, the MREA or the LIMO Shares which is required at any time to be held by Aurum to be the full legal and beneficial owner of the LIMO Tenement Interest and which requires some act or the signing of some document or instrument by LIMO or the LIMO Parties;

Business Day means a day on which banks trade in the Lao PDR and the State of Victoria, Australia;

Completion Date means the date determined in accordance with clause 12 of this Deed;

Execution Date means the day upon which Deed is signed by the last party to sign;

Expiry Date means the next Business Day after the date calculated as 179 clear days after the Execution Date;

Initial Option Fee means the amount of US$67,500;

Second Option Fee means the amount of US$202,500;

Third Option Fee means the amount of US$135,000;

LIMO Representative means the representative of the LIMO parties and LIMO, being Tzovaras or any other person who the LIMO parties by written direction signed by 2 or more of the LIMO parties may from time to time appoint;

Lao PDR means the Lao People’s Democratic Republic;

LIMO Shares means all of the issued share capital of LIMO;

LIMO Shares Election means Aurum’s right pursuant to clause 16 of this Deed to elect to have the LIMO Shares transferred to it or its Nominee on the Completion Date;

LIMO Tenement Interest means a 20% beneficial interest in the Tenement, including but not limited to:

i.	the ARL Shares;

ii.	any and all right title and interest of whatever kind held legally or beneficially by LIMO or some or all of the LIMO parties in respect of the Tenement, the ARL Shares and the MREA;

MREA means the Mineral Reconnaissance and Exploration Agreement between Argonaut Overseas Investments Limited and the Government of the Lao PDR dated 22 September 2004 and renewed for a further term of 3 years on 22 February 2010;

Nominated Bank Account means any one or more bank accounts of which the LIMO parties give particulars by written notice to Aurum, such notice to be signed by all of the LIMO parties;
Option means the call option granted to Aurum by LIMO and the LIMO parties in clause 3 of this Deed;
Option Fees means and includes all of the Initial Option Fee, Second Option Fee and Third Option Fee;
Purchase Price means the US$1,350,000;
Taxes includes a tax, levy, impost, duty, penalty, charge or fee which is required to be withheld, deducted or paid on, from or concerning this Deed;

Tenement means the Contract Area (as defined in the MREA) and incorporates the area delineated and described in Schedule 1 and includes any other mining title or right to explore or to use land in connection with exploration or mining activities and which becomes subject to this Agreement, and includes any renewals, extensions, modifications, substitutions or variations thereof and any other mining titles held from time to time by Argonaut Laos in respect of the Contract Area or any part thereof, and any interest therein.

	1.2.	The singular includes the plural and vice versa.
	1.3.	Words importing a gender include every other gender.
	1.4.	Headings are for convenience of reference only and do not affect the construction or interpretation of this Deed.
	1.6	Where a party to this Deed is more than one person they are jointly and severally liable under the terms of this Deed.
	1.7.	Persons include corporations.
Representation and warranties
2.	Each of the LIMO parties and LIMO represents and warrants to Aurum that:

	2.1.	each of the LIMO parties and LIMO has or will at the appropriate time have full power and authority to enter into and perform all obligations and exercise all rights under this Deed;
2.2.
neither the ARL Shares nor the LIMO Shares are subject to any encumbrance, right of first-refusal by any person to purchase them, escrow, mortgage, lien, charge, agreement to sell or option to purchase them;

	2.3.	LIMO has not gone into liquidation or passed any resolution that it be wound up and no application for its winding up has been presented or threatened;
	2.4.	To the best of their knowledge, ARL has not gone into liquidation or passed any resolution that it be wound up and no application for its winding up has been presented or threatened;
2.5.
to the best of their knowledge, neither LIMO nor ARL is, or is likely to be, the subject of any action by any person in respect of any claim or to wind it up, appoint a receiver/manager, controller, liquidator or administrator over its affairs or otherwise be;

	2.6.	LIMO has never traded or engaged in any activity other than being the holder of the ARL shares and the LIMO Tenement Interest;
	2.7.	to the best of their knowledge, LIMO does not have any actual or contingent liability;
	2.8.	the LIMO Shares are all of the issued shares in the capital of LIMO, and have been allotted and fully paid up in cash and no moneys are owing in respect of them;
2.9.
there are no agreements, arrangements or understandings in force or securities issued which call for the present or future issue of, or grant to any person the right to require the issue of, any shares or other securities in LIMO or ARL; and

2.10.
until the Expiry Date or earlier termination of this Deed they will not negotiate with, offer to or come to any arrangement with any other person in respect of the purchase or possible purchase of the LIMO Shares, the ARL Shares or the LIMO Tenement Interest.

Call Option
3.
In consideration of Aurum agreeing to the payment of the Option Fees, LIMO and the LIMO parties grant to Aurum or to its nominee an exclusive option to purchase the LIMO Tenement interest on the terms set out in and exercisable in accordance with the terms of this Deed.

Payment of Option Fees
4.	Aurum must pay:
	4.1.	the Initial Option Fee within 5 Business Days after the date (“the First Payment Date”) calculated as the later of:

4.1.1.	the Execution Date; or
4.1.2.	the date upon which the LIMO parties provide satisfactory evidence to Aurum that:

(i)	Laty is the legal, beneficial and registered owner of 40,000 shares in LIMO;
(ii)	Tzovaras is the legal, beneficial and registered owner of 10,000 shares in LIMO;
(iii)	There are no other shares in LIMO held by any other person;
(iv)	Laty and Tzovaras are the only directors of LIMO;
(v)	The board of directors of LIMO have passed a resolution validating Laty’s execution of this Deed.

	4.2.	the Second Option Fee by no later than the next Business Day after the date calculated as 59 clear days after the First Payment Date;
	4.3.	the Third Option Fee by no later than the next Business Day after the date calculated as 119 clear days after the First Payment Date.
5.
In the event that Aurum fails to pay any of the Option Fees by the due date, then LIMO shall be entitled to serve a notice upon Aurum requiring the default to be remedied within 3 business days.  If the default is not remedied by Aurum within 3 business days after service of the default notice this Deed shall terminate (“the Option Fee default termination”).

6.	In the event Aurum exercises the Option prior to the due date for payment of any of the Option Fees, Aurum’s obligations under clause 4 hereof shall cease.

Payments
7.	Aurum must pay the Option Fees and the Purchase Price into the Nominated Bank Account.
8.	LIMO hereby irrevocably:
	8.1.	authorises the LIMO parties to nominate the Nominated Bank Account;
	8.2.	authorises and directs Aurum to pay any amounts payable under this Deed into the Nominated Bank Account.
9.	In the event that at the time a payment is due to be made by Aurum pursuant to this Deed:
	9.1	there has been no nomination of the Nominated Bank Account; or
	9.2	the Nominated Bank Account has been closed; or
	9.3	the Nominated Bank Account is otherwise frozen or unable to receive deposits-

Aurum shall be entitled to deposit the amount of any such payment into the trust account of an independent Australian Legal Practitioner with written instructions that such monies are for the benefit of LIMO and the LIMO parties pursuant to this Deed and shall use its reasonable endeavours to notify LIMO and the LIMO parties of having done so.

Exercise of Option
10.
Aurum may exercise the Option at any time on or before 5.00pm (Australian Eastern Standard time) on the Expiry Date. If Aurum does not exercise the Option on or before 5.00pm (Australian Eastern Standard time) on the Expiry Date, unless otherwise agreed by the LIMO and the LIMO Parties in writing, the Option will no longer be able to be exercised by Aurum.

11.	For the purpose of exercising the Option, Aurum must serve a written notice on LIMO containing a statement to the effect that Aurum is exercising the Option.

Completion
12.	The Completion Date shall, unless otherwise agreed in writing by the parties, be the earlier of:
12.1.
the date upon which Aurum is notified that the transfer of the ARL Shares or any other Authorisation, is approved and/or registered by the Government of the Lao P. D. R. insofar as any such approval or registration is required;

	12.2.	14 days from the Expiry Date -
or if such day is not a Business Day, the next following Business Day.

13.	Completion, in so far as it may involve the exchange of documents shall take place at the offices of Aurum in Vientiane, Lao PDR or such other location as agreed between the parties.
14.	On the Completion Date:
	14.1.	Aurum must pay the Purchase Price less the aggregate amount of the Option Fees paid by Aurum to LIMO or the LIMO Parties prior to the Completion Date;
14.2.
LIMO and the LIMO Parties must deliver to Aurum any  and all share transfer documents or  Authorisations required to be signed or delivered to ensure that their full legal and beneficial entitlement to the LIMO Tenement Interest is conveyed or able to be conveyed to Aurum;

Further Assurance
15.
In the event the Option is exercised, LIMO and the LIMO parties shall, on or before the Completion Date and at any time thereafter do all and sign all such other things and documents as Aurum may reasonably require, and which may be within their power, to enable Aurum or its nominee to become the full legal and beneficial owner  of:

	15.1.	the ARL Shares;
	15.2.	in the event of Aurum having exercised the LIMO Share Election, the LIMO Shares (including the appointment of directors of its choosing to the board of directors of LIMO); and
	15.3.	the LIMO Tenement Interest –

provided that anything done by the LIMO or the LIMO parties prior to the Completion Date are conditional on completion taking place and in the event completion does not take place and this Deed is terminated, Aurum shall be required to do all such things as are reasonably necessary at the request of LIMO to return the affairs of LIMO or ARL to its former state.

The LIMO Shares Election
16.
In the event the Option is exercised by Aurum, but Aurum reasonably believes that the transfer of the ARL shares or any Authorisation will not be approved and/or registered as required by the Government of Lao PDR prior to the Completion Date, Aurum shall have the right at any time up to and including the 20th clear Business Day after the Completion Date to elect by notice in writing to the LIMO Representative to require the LIMO Parties to transfer all of the LIMO Shares to Aurum or its nominee.

17.
In the event Aurum exercises the LIMO Shares Election, the LIMO parties hereby unconditionally and irrevocably indemnify Aurum against any and all claims, liabilities, costs, expenses and losses arising in respect of the LIMO Shares where such arose or relates to any event, conduct or action that occurred prior to the Completion Date.

18.	In order to ensure the LIMO Shares Election is available to Aurum during the term of this Deed, the LIMO parties agree to:
	18.1.	Not sell, assign, mortgage or otherwise encumber or deal in any way with the LIMO shares;
	18.2.	Do all such things as are necessary to maintain LIMO and the LIMO shares in good standing and free of any default, debt, encumbrance or liability of any kind whatsoever.
19.	where Aurum has notified LIMO pursuant to clause 16 hereof of its exercising the LIMO Shares Election, the LIMO parties must deliver to Aurum:
	19.1.	the share certificates for all the LIMO Shares;
	19.2.	duly executed share transfers for all the LIMO Shares in registrable form;

19.3.	signed copies of any resolution of shareholders or directors of LIMO reasonably requested by Aurum to:

19.3.1.	consent to the transfer of the LIMO Shares to Aurum or its nominee;
19.3.2.	affect the appointment of such directors of LIMO as Aurum nominates;

	19.4.	letters of resignation from all of the Directors of LIMO duly executed by each of the LIMO parties;
	19.5.	all the books and records of LIMO.
Time of the Essence
20.	Time is of the essence for all matters required to be done under this Deed.
Expenses
21.	Each party will pay their own legal expenses, taxes and other expenses payable on or in connection with this Deed.
Termination
22.	In the event of an Option Fee default termination then:
	22.1.	neither LIMO nor Aurum shall have any claim against the other in respect of this Deed, whether or not any such claim arose prior to the date of termination;
	22.2.	each of LIMO and Aurum shall be released from all further obligations under this Deed.
Notices
23.
Any notice to be given by Aurum to the LIMO parties or LIMO pursuant to this Deed must be in writing and shall be deemed to have been duly served if sent by email to ted.tzovaras@gmail.com or such other email address notified for such purpose by the LIMO Representative.

24.
In the event that for any reason an email is unable to be sent to the address provided in clause 20 (“the unsuccessful email attempt”), then Aurum shall be entitled to give notice (“the alternative notice”) by:

	24.1.	posting a copy of such notice to the address of each of the LIMO parties set out at the beginning of this Deed; and
	24.2.	publishing a copy of such notice in the Vientiane Times on the next practical and available date for publication –

and the alternative notice shall deemed to have been served when the unsuccessful email attempt would have been deemed to have been served pursuant to clause 26 if it had been successfully transmitted and received at the time of sending.

25.
Any notice to be given by the LIMO parties or LIMO to Aurum pursuant to this Deed must be in writing and shall be deemed to have been duly served if sent by facsimile marked “For the Urgent Attention of Tony Chay” and sent to +613 8532 2805.

26.
A notice served in accordance with clauses 23 or 25 shall be deemed to have been served when sent if it is effectively sent at or before 4.00pm (Australian Eastern Standard time) on a Business Day. If it is effectively sent after 4.00pm (Australian Eastern Standard time) on a Business Day, the notice shall be deemed to have been served at 12.00 noon (Australian Eastern Standard time) on the next following Business Day.

Proper Law
27.	The Deed shall be governed by and construed in accordance with:
	27.1.	except as provided in clause 27.2 hereof, the laws of the Lao PDR;
	27.2.	in so far as it relates to the LIMO Shares Election and the transfer of the LIMO Shares, the laws of the United Kingdom.

Dispute Resolution
28.
Any dispute arising out of or in connection with this Deed, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration in Singapore in accordance with the Arbitration Rules of the Singapore International Arbitration Centre for the time being in force, which rules are deemed to be incorporated by reference in this clause. The Tribunal shall consist of a single arbitrator. The language of the arbitration shall be in English.

General
29.
No failure, delay, relaxation or indulgence on the part of either party in exercising any power or right arising out of or in connection with this Deed or otherwise will operate as a waiver of such power or right, nor will any single or partial exercise of such power or right preclude any future exercise.

30.
If any term or part of this Deed is invalid or not enforceable according to its terms, all other terms or parts which are self-sustaining and capable of separate enforcement without regard to the invalid or unenforceable term or part is and will and continue to be valid and enforceable according to its terms.

31.	This Deed will be executed in 5 counterparts in English each of which is to be signed by all parties to this Deed and each of which is to be considered an original.
32.
This Deed may be translated to Lao and one or more translated copies executed by the parties.  However, in any dispute or in the case of any uncertainty as to the meaning of any clause of this Deed, the English version shall be used and shall prevail.

33.	The following clauses of this Deed shall survive termination, namely clauses:

33.1.	1.1 to 1.7 (inclusive) but only insofar as a definition or rule of construction contained therein is required to interpret any of the clauses in clause 33.2 hereof;
33.2.	2,15, 17, 21, , 23, 24, 25, 26, 27, 28 and 31.

EXECUTED as a Deed.

EXECUTED by LAO INTER
MINING OPTIONS LIMITED
by its directors:
_____________________________	_____________________________
Lilaphone LATY	Ted Dorotheos TZOVARAS
Date Signed:	Date Signed:

SIGNED SEALED AND DELIVERED
by LILAPHONE LATY
in the presence of:

_____________________________	_____________________________
Witness	Lilaphone LATY
Date signed:

SIGNED SEALED AND DELIVERED
by TED DOROTHEOS TZOVARAS
in the presence of:

_____________________________	_____________________________
Witness	Ted Dorotheos Tzovaras
Date signed:
EXECUTED by AURUM
RESOURCES PTY LTD
by its authorised
Director/Secretary:

_____________________________	_____________________________
Director/Secretary	Director/Secretary

______________________________	______________________________
Name of Director/Secretary	Name of Director/Secretary
Date signed:	Date signed:

SCHEDULE 1

A
B
F
E
D
C
Ban Vang Ma
I
J
L
G
H
K
CENTURY TENEMENT
225.2 km2
Ban Xo
N
M
O
W
V
P
Y
Q
X
T
AA
Z
U
Ban Houai Lay
Ban Khokhe
R
Ban Ang Noi
S

ID	Easting	Northing
A	18,184,000	2,040,000
B	18,194,000	2,040,000
C	18,194,000	2,037,086.35
D	18,192,004.35	2,037,086.35
E	18,192,000	2,038,000
F	18,188,000	2,038,000
G	18,188,000	2,032,000
H	18,192,000	2,032,000
I	18,192,004.35	2,035,033.45
J	18,194,000	2,035,033.44
K	18,194,000	2,032,000
L	18,196,000	2,032,000
M	18,196,000	2,028,000
N	18,198,000	2,028,000
O	18,198,000.53	2,027,068.96
P	18,200,000.77	2,023,770.98
Q	18,200,000	2,022,000
R	18,206,000	2,014,000
S	18,206,000	2,010,000
T	18,198,000	2,020,000
U	18,195,028.9	2,019,998.95
V	18,195,028.9	2,025,010.45
W	18,188,870.19	2,025,010.45
X	18,188,864.55	2,021,999.44
Y	18,192,000	2,022,000
Z	18,192,000	2,020,000
AA	18,184,000	2,020,000

NORTH

5km

Projection: Gauss/Pulkovo, Zone 18

Argonaut

Century Block
Schedule 1

Date: 12 April 2010